Monolithic Power Systems
Q4 ‘20 Earnings Call

Michael Hsing – CEO and Founder
Bernie Blegen – VP and CFO

February 4, 2021

rev 20180504

Safe Harbor Statement

This presentation contains forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including, among other things,MPS's outlook for the quarter ending March 31, 2021. These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Investors are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, our ability to attract new customers and retain existing customers; acceptance of, or demand for, MPS's products, in particular the new products launched recently, being different than expected; our ability to efficiently and effectively develop new products and receive a return on our R&D expense investment; our ability to increase market share in our targeted markets; our ability to meet customer demand for our products due to constraints on our third-party suppliers' ability to manufacture sufficient quantities of our products or otherwise; competition generally and the increasingly competitive nature of our industry; any market disruptions or interruptions in MPS's schedule of new product development releases; adverse changes in production and testing efficiency of our products; our ability to manage our inventory levels; the effect of export controls, trade and economic sanctions regulations and other regulatory or contractual limitations on our ability to sell or develop our products in certain foreign markets, particularly in China; our ability to obtain governmental licenses and approvals for international trading activities or technology transfers, including export licenses; adverse changes in laws and government regulations such as tariffs on imports of foreign goods, export regulations and export classifications, including in foreign countries where MPS has offices or operations; adverse events arising from orders of governmental entities, including such orders that impact our customers, and adoption of new or amended accounting standards; the effect of epidemics and pandemics, such as the COVID-19 outbreak first identified in December 2019, on the global economy and on our business; adequate supply of our products from our third-party manufacturing partners; the risks, uncertainties and costs of litigation in which we are involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS's financial performance if its tax and litigation provisions are inadequate; adverse changes or developments in the semiconductor industry generally, which is cyclical in nature, and our ability to adjust our operations to address such changes or developments; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies (including as a result of the COVID-19 pandemic); our ability to realize the anticipated benefits of companies and products that we acquire, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; the ongoing consolidation of companies in the semiconductor industry; and other important risk factors identified in MPS's Securities and Exchange Commission (SEC) filings, including, but not limited to, our annual report on Form 10-K filed with the SEC on February 28, 2020 and our quarterly report on Form 10-Q filed with the SEC on November 6, 2020. The forward-looking statements in this presentation represent MPS's projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this presentation or in the accompanying conference call.

Non-GAAP Financial Measures

This presentation contains non-GAAP financial measures, including non-GAAP gross margin, non-GAAP R&D and SG&A expenses, non-GAAP operating expenses, non-GAAP other income, net, non-GAAP operating income, non-GAAP income before taxes, non-GAAP net income, non-GAAP earnings per share. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this presentation. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS' core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

MPS

Full Year Revenue



$197
$214
$238
$283
$333
$389
$471
$582
$628
$844
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
$ in millions

2020 Highlights

- Record revenue of $844.5 million
- New 12 inch fab
- Volume shipping of 48-volt QSMod technology for AI applications
- Began shipping a power management solution for Autonomous Driving Vehicles
- Taped out first prototype for High Performance Analog
- Launched ESG website - MPS' commitment to sustainability, transparency and social responsibility


About MPS > Investor Relations > ESG Report
A Commitment to Sustainability
Environment
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Social Responsibility
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Governance
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Monolithic Power System's Commitment to the Environment, Social Responsibility and Governance (ESG)

MPS

Full Year Revenue by Market - 2020 vs. 2019

Communications	up 67.9 %
Consumer	up 34.2 %
Computing and storage	up 33.8 %
Automotive	up 20.7 %
Industrial	up 20.3 %
Total revenue	up 34.5 %

Revenue by Quarter 2016 to 2020



$270
$250
$230
$210
$190
$170
$150
$130
$110
$90
$70
$84.5
$100.4
$129.2
$141.4
$165.8
$94.1
$112.2
$139.8
$151.0
$186.2
$106.5
$128.9
$160.0
$168.8
$259.4
$103.6
$129.4
$153.5
$166.7
$233.0
'16 '17 '18 '19 '20
Q1
Q2
Q3
Q4

2020 Q4 Selected P&L Data

$ & shares in millions			Change	
	Q4 '20	Q4 '19	$	%
Revenue	$233.0	$166.7	$66.3	39.8%
GAAP				
Gross Margin	55.3%	55.1%	-	-
Net Income	$42.9	$32.4	$10.5	32.2%
EPS	**$0.90**	**$0.70**	**$0.20**	**28.6%**
Shares Outstanding (FD)	47.6	46.5	1.1	2.7%
Non-GAAP				
Gross Margin	55.7%	55.5%	-	-
Net Income	$62.5	$48.4	$14.1	29.0%
EPS	**$1.31**	**$1.04**	**$0.27**	**26.0%**

MPS

2020 Q4 Selected Balance Sheet Data

$ in millions	Q4 '20	Q3 '20	Q4 '19
Cash and Cash Equivalents	$598.0	$554.5	$458.5
Accounts Receivable			
Dollars	$66.8	$93.5	$52.7
Days	26	33	29
Inventory			
Dollars	$157.1	$148.1	$127.5
Days - Current quarter revenue	137	116	155
Next quarter's revenue	132	129	156
Capital Spending	$11.5	$19.6	$8.7

MPS

Q1 '21 Outlook

$ & shares in millions	'21 Q1 Business Outlook	
	From	To
Revenue	$236.0	$248.0
Litigation Expenses	$2.3	$2.7
Interest income	$1.4	$1.8
Shares Outstanding (FD)	47.3	48.3
GAAP		
Gross Margin	55.1%	55.7%
R&D and SG&A	$89.0	$93.0
Total Stock Compensation	$27.0	$29.0
Non-GAAP		
Gross Margin	55.4%	56.0%
R&D and SG&A	$62.8	$64.8

MPS

Monolithic Power Systems
Q4 ‘20 Earnings Call

Michael Hsing – CEO and Founder
Bernie Blegen – VP and CFO

February 4, 2021

MPS

rev 20180504

Net Income to Non-GAAP Net Income Reconciliation

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,	
	2020	2019	2020	2019
Net income	$ 42,887	$ 32,436	$ 164,375	$ 108,839
Adjustments to reconcile net income to non-GAAP net income:				
Stock-based compensation expense	22,970	18,680	85,551	78,699
Amortization of acquisition-related intangible assets	-	-	-	110
Deferred compensation plan expense	156	235	1,057	189
Tax effect	(3,512)	(2,937)	(14,229)	(10,128)
Non-GAAP net income	$ 62,501	$ 48,414	$ 236,754	$ 177,709
Non-GAAP net income per share:				
Basic	$ 1.38	$ 1.11	$ 5.28	$ 4.12
Diluted	$ 1.31	$ 1.04	$ 5.04	$ 3.88
Shares used in the calculation of non-GAAP net income per share:				
Basic	45,148	43,496	44,840	43,165
Diluted	47,600	46,503	47,014	45,763

GAAP to Non-GAAP Reconciliation

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited, in thousands)

	Three Months Ended December 31, 2020	Three Months Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Gross profit	$ 129,874	$ 91,916	$ 465,954	$ 346,325
Gross margin	55.3%	55.1%	55.2%	55.2%
Adjustments to reconcile gross profit to non-GAAP gross profit:				
Stock-based compensation expense	686	574	2,592	2,409
Deferred compensation plan expense	281	29	931	54
Amortization of acquisition-related intangible assets	-	-	-	110
Non-GAAP gross profit	$ 129,841	$ 92,519	$ 469,477	$ 348,898
Non-GAAP gross margin	55.7%	55.5%	55.6%	55.4%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES
(Unaudited, in thousands)

	Three Months Ended December 31, 2020	Three Months Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Total operating expenses	$ 88,911	$ 61,242	$ 307,072	$ 243,761
Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:				
Stock-based compensation expense	(22,294)	(18,106)	(82,959)	(76,290)
Deferred compensation plan expense	(3,047)	(1,383)	(4,719)	(3,941)
Non-GAAP operating expenses	$ 63,580	$ 41,753	$ 219,394	$ 163,532

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME
(Unaudited, in thousands)

	Three Months Ended December 31, 2020	Three Months Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Total operating income	$ 39,963	$ 30,694	$ 158,882	$ 102,562
Adjustments to reconcile total operating income to non-GAAP total operating income:				
Stock-based compensation expense	22,970	18,680	85,551	78,699
Amortization of acquisition-related intangible assets	-	-	-	110
Deferred compensation plan expense	3,328	1,412	5,650	3,995
Non-GAAP operating income	$ 66,261	$ 50,786	$ 250,083	$ 185,366

RECONCILIATION OF OTHER INCOME, NET, TO NON-GAAP OTHER INCOME, NET
(Unaudited, in thousands)

	Three Months Ended December 31, 2020	Three Months Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Total other income, net	$ 4,480	$ 2,711	$ 10,460	$ 10,558
Adjustments to reconcile other income, net to non-GAAP other income, net:				
Deferred compensation plan income	(3,172)	(1,176)	(4,593)	(3,806)
Non-GAAP other income, net	$ 1,308	$ 1,535	$ 5,867	$ 6,752

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO NON-GAAP INCOME BEFORE INCOME TAXES
(Unaudited, in thousands)

	Three Months Ended December 31, 2020	Three Months Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Total income before income taxes	$ 44,443	$ 33,425	$ 169,342	$ 113,120
Adjustments to reconcile income before income taxes to non-GAAP income before income taxes:				
Stock-based compensation expense	22,970	18,680	85,551	78,699
Amortization of acquisition-related intangible assets	-	-	-	110
Deferred compensation plan expense	156	235	1,057	189
Non-GAAP income before income taxes	$ 67,569	$ 52,340	$ 255,950	$ 192,118